                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                      COASTCAST CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (4) Date Filed:
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
                             COASTCAST CORPORATION
                           3025 EAST VICTORIA STREET
                       RANCHO DOMINGUEZ, CALIFORNIA 90221
                                 (310) 638-0595

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JUNE 22, 1998

                            ------------------------

To the Shareholders of
  COASTCAST CORPORATION:

    You are cordially invited to attend the Annual Meeting of Shareholders of Coastcast Corporation, a California corporation (the "Company"), which will be held at the Four Seasons Hotel, 300 South Doheny Drive, Los Angeles, California, at 10:00 a.m., California time, on Monday, June 22, 1998, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

    1. To elect a board of seven directors to serve until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify;

    2. To consider and take action concerning approval of amendment of the Company's 1996 Amended and Restated Employee Stock Option Plan (a copy of which, as amended, is included as Appendix A to the accompanying Proxy Statement) which increases the number of shares covered by such plan by 500,000 shares;

    3. To consider and take action concerning approval of amendment of the Company's 1995 Amended and Restated Non-Employee Director Stock Option Plan (a copy of which, as amended, is included as Appendix B to the accompanying Proxy Statement) which increases the number of shares covered by such plan by 200,000 shares and provides for grants of additional options to eligible directors;

    4. To ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for fiscal year 1998; and

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Shareholders of record of the Company's common stock at the close of business on April 27, 1998, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

    THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                                          By Order of the Board of Directors

                                          Robert C. Bruning
                                          SECRETARY

Rancho Dominguez, California
April 27, 1998

                             COASTCAST CORPORATION
                           3025 EAST VICTORIA STREET
                       RANCHO DOMINGUEZ, CALIFORNIA 90221
                                 (310) 638-0595

                            ------------------------

                                PROXY STATEMENT

                   APPROXIMATE DATE PROXY MATERIAL FIRST SENT
                          TO SHAREHOLDERS: MAY 6, 1998

                            ------------------------

    The following information is given in connection with the solicitation of proxies for the Annual Meeting of Shareholders of Coastcast Corporation, a California corporation (the "Company"), to be held at the Four Seasons Hotel, 300 South Doheny Drive, Los Angeles, California, at 10:00 a.m., California time, on Monday, June 22, 1998, and adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement.

                     SOLICITATION AND REVOCATION OF PROXIES

    A form of proxy is being furnished herewith by the Company to each shareholder, and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositaries, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the Management of the Company may solicit some shareholders in person, or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services.

    Proxies duly executed and returned by shareholders and received by the Company before the Meeting will be voted FOR the election of all seven of the nominee-directors specified herein, FOR approval of amendment of the Coastcast Corporation 1996 Amended and Restated Employee Stock Option Plan (the "Employee Plan"), FOR approval of amendment of the Coastcast Corporation 1995 Amended and Restated Non-Employee Director Stock Option Plan (the "Director Plan"), and FOR the ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors for fiscal year 1998, unless a contrary choice is specified in the proxy. If a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted on, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is a director of the Company.

    Under the Company's bylaws and California law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to approve amendment of the Employee Plan, the proposal to approve amendment of the Director Plan, and the proposal to ratify the selection of Deloitte & Touche LLP will have no effect on the vote for such proposal except to the extent the number of abstentions causes the number of shares voted in favor of such proposal not to equal or exceed a majority of the quorum required for the Meeting (in which case the proposal would not be approved).

    Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either (i) a later-dated proxy,
(ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (iii) attendance at the Meeting and voting in person.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

    The Company has outstanding only common stock, of which 9,002,898 shares were outstanding as of the close of business on April 27, 1998 (the "Record Date"). Only shareholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of common stock is entitled to one vote.

    Representation at the Meeting by the holders of a majority of the outstanding shares of common stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

    The following table sets forth, as of April 3, 1998, the only persons known to the Company to be the beneficial owners of more than 5% of the Company's common stock:

                                                             AMOUNT AND NATURE OF
                                                                  BENEFICIAL        PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                             OWNERSHIP(1)        CLASS(2)
----------------------------------------------------------  ----------------------  -----------
Hans and Vivian Buehler...................................       1,312,749 shs.(3)       14.2%
3025 East Victoria Street
Rancho Dominguez, CA
90221

Tontine Partners, L.P.....................................         817,400 shs.(4)         9.1
200 Park Avenue, Suite 3900
New York, NY 10166

Gruber & McBaine Capital Management.......................         496,500 shs.(5)         5.5
50 Osgood Place, Penthouse
San Francisco, CA 94133

------------------------

(1) Except as otherwise indicated and subject to applicable community property and similar laws, the Company assumes that each named person has the sole voting and investment power with respect to such person's shares.

(2) Percent of class is based on the number of shares outstanding on the Record Date plus, in the case of Mr. Buehler, the number of shares which Mr. Buehler has the right to purchase pursuant to options which either are currently exercisable or will be exercisable within 60 days after the Record Date.

(3) Includes 304,999 shares which are subject to options held by Mr. Buehler which either are currently exercisable or will be exercisable within 60 days after the Record Date. Golden Band, L.P., a California limited partnership, owns of record 1,007,750 shares of common stock of the Company. Longview Enterprises, Inc., a California corporation, is the sole general partner of Golden Band, L.P. and owns a 1% limited partner interest in Golden Band, L.P. Mr. and Mrs. Buehler each owns a 50% interest in Longview Enterprises, Inc. as Co-Trustees of the Buehler Living Trust, dated August 22, 1990 (the "Trust"). The Trust also owns a 99.07% limited partner interest in West Main Street, L.P., a California limited partnership, which owns a 94.16597% limited partner interest in Golden Band, L.P. Mr. and Mrs. Buehler disclaim the beneficial ownership of 57,540.25 shares held by Golden Band, L.P.

    Does not include 171,000 shares held by a charitable foundation of which Mr. and Mrs. Buehler are directors and officers, beneficial ownership of which Mr. and Mrs. Buehler disclaim.

(4) Based on a Schedule 13G filed on February 19, 1998, Jefferey L. Gendell shares disposition power and voting power over all of such shares, Tontine Partners, L.P. and Tontine Management, L.L.C. both share disposition and voting power over 271,800 of such shares, and Tontine Overseas Associates, L.L.C. shares disposition and voting power over 545,600 of such shares as investment manager to Tontine Overseas Fund, Ltd.

(5) Based on a Schedule 13D filed on February 19, 1998, John D. Gruber and J. Patterson McBaine share disposition and voting power over 420,000 of such shares, Mr. Gruber has sole disposition and voting power over 61,600 of such shares, and Mr. McBaine has sole disposition and voting power over 14,900 of such shares. In addition, Thomas O. Lloyd-Butler and Gruber and McBaine Capital Management, L.L.C. each share disposition and voting power over 420,000 of such shares, Lagunitas Partners, a California limited partnership, shares disposition and voting power over 201,500 of such shares, and GMJ Investments, L.P. shares disposition and voting power over 5,500 of such shares.

    The Company knows of no contractual arrangements which may at a subsequent date result in a change of control of the Company.

                         STOCK OWNERSHIP OF MANAGEMENT

    The following table sets forth certain information regarding the shares of the Company's common stock beneficially owned as of April 3, 1998 by (i) each director and director nominee, (ii) the executive officers identified in the Summary Compensation Table below, and (iii) all directors, director nominees and executive officers of the Company as a group:

                                                                                                         AMOUNT AND
                                                                                                          NATURE OF       PERCENT
                                                                                                         BENEFICIAL          OF
NAME OF BENEFICIAL OWNER                                                                                OWNERSHIP(1)      CLASS(2)
-----------------------------------------------------------------------------------------------------  ---------------   ----------
Hans H. Buehler......................................................................................     1,312,749(3)      14.2%
Richard W. Mora......................................................................................        52,933(4)         *
George L. Graziadio..................................................................................        33,334(5)         *
Edwin A. Levy........................................................................................        23,334(6)         *
Vernon R. Loucks Jr..................................................................................        20,000(7)         *
Lee E. Mikles........................................................................................        20,000(8)         *
Paul A. Novelly......................................................................................        23,334(9)         *
Robert C. Bruning....................................................................................        12,100(10)        *
Ramon F. Ibarra......................................................................................        60,686(11)        *
Jon A. Knartzer......................................................................................           -0-          -0-
All directors, director nominees and executive officers as a group (11 persons)......................     1,558,470(12)     16.5%

------------------------

(1) Except as otherwise indicated and subject to applicable community property and similar laws, to the best of the Company's knowledge and belief, each person listed has sole voting and investment power as to shares beneficially owned by such person.

(2) Percent of class is based on the number of shares outstanding on the Record Date plus, with respect to each named person or group, as applicable, the number of shares of common stock, if any, which the listed individual or group has the right to acquire within 60 days after the Record Date. Ownership of less than one percent is indicated by an asterisk.

(3) Includes 304,999 shares which are subject to options held by Mr. Buehler which either are currently exercisable or will be exercisable within the 60 days after the Record Date. Golden Band, L.P., a

    California limited partnership, owns of record 1,007,750 of such shares. Longview Enterprises, Inc., a California corporation, is the sole general partner of Golden Band, L.P. and owns a 1% limited partner interest in Golden Band, L.P. Mr. and Mrs. Buehler each owns a 50% interest in Longview Enterprises, Inc. as Co-Trustees of the Buehler Living Trust, dated August 22, 1990 (the "Trust"). The Trust also owns a 99.07% limited partner interest in West Main Street, L.P., a California limited partnership, which owns a 94.16597% limited partner interest in Golden Band, L.P. Mr. and Mrs. Buehler disclaim the beneficial ownership of 57,540.25 shares held by Golden Band, L.P. Does not include 171,000 shares held by a charitable foundation of which Mr. and Mrs. Buehler are directors and officers, beneficial ownership of which Mr. and Mrs. Buehler disclaim.

(4) Includes 48,333 shares which are subject to options.

(5) Includes 10,000 shares owned by a partnership controlled by Mr. Graziadio and 23,334 shares which are subject to options.

(6) All shares are subject to options.

(7) Includes 10,000 shares which are subject to options.

(8) All shares are subject to options. Does not include 15,100 shares owned by Kodiak Opportunity, L.P. ("Kodiak"), of which Mikles/Miller Management, Inc. ("MMI") is the general partner. Mr. Mikles is a principal shareholder of MMI and disclaims beneficial ownership of the shares owned by Kodiak.

(9) All shares are subject to options. Does not include 48,700 shares owned by the Novelly Exempt Trust, U/I/T dated 8/12/92. Mr. Novelly disclaims beneficial ownership of these shares.

(10) Includes 5,000 shares which are subject to options.

(11) Includes 29,178 shares which are subject to options.

(12) Includes 487,512 shares which are subject to options.

                      NOMINATION AND ELECTION OF DIRECTORS

    The Company's directors are to be elected at each annual meeting of shareholders. At the Meeting, seven directors are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualify. The nominees for election as directors at the Meeting set forth in the table below are all recommended by the Board of Directors of the Company and are all incumbent directors of the Company.

    In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors.

    The seven nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors. Subject to certain exceptions specified below, shareholders of record on the Record Date are entitled to cumulate their votes in the election of the Company's directors (i.e., they are entitled to the number of votes determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes so determined for one person, or spread their votes among two or more persons as they see fit. No shareholder shall be entitled to cumulate votes for a given candidate for director unless such candidate's name has been placed in nomination prior to the vote and the shareholder has given notice at the Meeting, prior to the voting, of the shareholder's intention to cumulate his or her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.

    The following table sets forth certain information concerning the nominees for election as directors.

NOMINEE(1)                            PRINCIPAL OCCUPATION                                   AGE
------------------------------------  -------------------------------------------------      ---
Hans H. Buehler.....................  Chairman of the Board of the Company                       65
Edwin A. Levy(2)(3).................  Principal of Levy, Harkins & Co.                           60
Paul A. Novelly(2)(3)...............  President of Apex Oil Company, Inc.                        54
George L. Graziadio.................  President and Chief Executive Officer of Imperial
                                      Bancorp                                                    78
Vernon R. Loucks Jr.(2)(3)..........  Chairman of the Board and Chief Executive Officer
                                      of Baxter International, Inc.                              63
Lee E. Mikles(2)....................  Chairman of Mikles/Miller Management, Inc.                 42
Richard W. Mora.....................  President and Chief Executive Officer of the
                                      Company                                                    57

------------------------

(1) The Company does not have a nominating committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company.

(2) Member of the compensation committee of the Board of Directors of the Company, currently consisting of four directors, none of whom is an employee of the Company. The compensation committee held one meeting during the last fiscal year of the Company in addition to discussions in meetings of the Board of Directors. See "Executive Compensation and Other Information--Report of Compensation Committee on Executive Compensation" for a discussion of the functions performed by the compensation committee.

(3) Member of the audit committee of the Board of Directors of the Company, currently consisting of three directors, none of whom is an employee of the Company. The audit committee held one meeting during the last fiscal year of the Company in addition to discussions in meetings of the Board of Directors. The audit committee reviews, acts on, and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's auditors, the scope of the annual audits, the nature of non-audit services, fees to be paid to the auditors, the performance of the Company's auditors, and the accounting practices of the Company.

    Mr. Buehler is one of the founders of the Company and has been the Chairman of the Board and a Director since the Company's inception in 1980. He also served as Chief Executive Officer until Mr. Mora was appointed to that office on January 1, 1998. Mr. Buehler has more than 35 years of experience in the investment-casting business, including more than 25 years of experience in the manufacture of golf clubheads.

    Mr. Levy has been a director of the Company since February 9, 1994. He is one of the founders of, and since 1979 has been a principal of, Levy, Harkins & Co., an investment advisory firm. Mr. Levy is also a director of Quintel Entertainment Corporation.

    Mr. Novelly has been a director of the Company since December 14, 1994. Since 1975, Mr. Novelly has been the President of Apex Oil Company, Inc., a company which together with its subsidiaries is engaged in oil and gas exploration, transportation, trading and storage, and coal mining. He is also a director of Imperial Bancorp, a bank holding company, Vista 2000, Inc., and Intrawest Corporation.

    Mr. Graziadio has been a director of the Company since January 16, 1995. Since 1963 he has been the President and Chief Executive Officer of Imperial Bancorp, a bank holding company. He also is a director of Imperial Bancorp. Mr. Graziadio is the uncle of Mr. Mikles.

    Mr. Loucks has been a director of the Company since September 30, 1996. Since 1987, Mr. Loucks has served as Chairman of the Board of Baxter International, Inc., a provider of cardiovascular, kidney dialysis and intravenous products to the health care market, and he has served as Chief Executive Officer of Baxter since 1980. Mr. Loucks also serves as a director of The Quaker Oats Company, Affymetrix, Inc., Anheuser-Busch Companies, The Dun & Bradstreet Corp., and Emerson Electric Co.

    Mr. Mora has been the President of the Company since May 9, 1995. He was the Chief Operating Officer of the Company until he was appointed to serve as the Chief Executive Officer on January 1, 1998. From November 1991 to April 1995, he was chief operating officer of Pharmavite Corporation, a manufacturer and distributor of nutritional supplements. For many years before that, he was a senior officer of Bergen Brunswig Corp., a large distributor of pharmaceutical and health and beauty aid products. Mr. Mora also serves as a director of Amcor Capital Corporation.

    Mr. Mikles has been the Chairman of Mikles/Miller Management, Inc., a professional money management firm, since October 1992. Mr. Mikles also serves as a director of Imperial Bancorp and Vista 2000, Inc. Mr. Mikles is the nephew of Mr. Graziadio.

    There were five meetings of the Board of Directors of the Company during the last fiscal year of the Company. Each of the directors of the Company attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held during the period in which he was a director and the total number of meetings held by all committees of the Board of Directors on which he served during such period.

DIRECTOR COMPENSATION

FEES AND BENEFITS

    Each member of the Board of Directors who is not an employee of the Company receives an annual fee of $10,000, paid in quarterly installments of $2,500, and a fee of $2,000 for each board meeting attended. The Company also reimburses directors for expenses related to attending board and committee meetings.

STOCK OPTIONS

    Each member of the Board of Directors who is not an employee of the Company receives automatic grants of options to purchase specified numbers of shares of common stock of the Company under the Company's 1995 Amended and Restated Non-Employee Director Stock Option Plan (the "Director Plan"). The Director Plan is described below under "Amendment of Non-Employee Director Stock Option Plan."

    In April 1998, the Director Plan was amended, subject to approval of the shareholders of the Company, to increase the number of shares covered by the plan by 200,000 shares and to provide for grants of additional options to Eligible Directors as described below under "Amendment of Non-Employee Director Stock Option Plan."

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

    The following table sets forth information concerning compensation of the chief executive officer and the four other most highly compensated executive officers of the Company for each of the last three completed fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG TERM
                                                                                           COMPENSATION
                                             ANNUAL COMPENSATION                           -------------
                                      ---------------------------------    OTHER ANNUAL    STOCK OPTION     ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR       SALARY      BONUS     COMPENSATION(1)     GRANTS(2)    COMPENSATION
------------------------------------  ---------  ----------  ----------  ----------------  -------------  -------------
Hans H. Buehler.....................       1997  $  500,000  $  300,000                         200,000(3)
Chairman of the Board and Chief            1996     450,000     350,000                         250,000
  Executive Officer                        1995     350,000     -0-                              72,500

Richard W. Mora(4)..................       1997     400,000     275,000     $   45,313(5)        50,000(3)   $   1,041(6)
President and Chief Operating              1996     325,000     250,000                         100,000
  Officer                                  1995     178,750     -0-                              65,000

Robert C. Bruning(7)................       1997     195,000      75,000                          15,000(3)         731(8)
Chief Financial Officer                    1996     116,702      45,000                          25,000

Jon A. Knartzer(9)..................       1997     175,000      75,000                          10,690(3)       1,313(10)
Vice President--Operations                 1996      20,194       5,000                          15,690

Ramon F. Ibarra.....................       1997     160,000      75,000                           8,400(11)       2,315(12)
Vice President--Manufacturing              1996     160,000      60,000                         -0-
                                           1995     147,000     -0-                              27,167

------------------------

(1) Except where indicated in this table, perquisites and other personal benefits did not in the aggregate equal or exceed the lesser of $50,000 for any named individual or 10 percent of the total of annual salary and bonus reported in this table for such person.

(2) Number of shares of the Company's common stock subject to stock options granted to the named individual under the Company's employee stock option plan.

(3) Represents shares subject to an option which was granted in 1996 and repriced in 1997. The shares subject to options shown in this table as having been granted in 1996 are reduced by the options which were repriced in 1997. See "Report of Compensation Committee on Executive Compensation-- Repricing of Stock Options" below.

(4) Mr. Mora joined the Company in May 1995. He served as Chief Operating Officer until he succeeded Mr. Buehler as Chief Executive Officer in January 1998.

(5) Includes $33,279 in relocation expenses.

(6) Represents contributions made by the Company to the Company's 401(k) retirement savings plan, of which $416 is vested and the remainder is unvested.

(7) Mr. Bruning joined the Company in May 1996.

(8) Represents contributions made by the Company to the Company's 401(k) retirement savings plan, of which $146 is vested and the remainder is unvested.

(9) Mr. Knartzer joined the Company in November 1996.

(10) Represents contributions made by the Company to the Company's 401(k) retirement savings plan, of which $263 is vested and the remainder is unvested.

(11) Represents shares subject to an option which was granted in 1993 and repriced in 1997. See "Report of Compensation Committee on Executive Compensation--Repricing of Stock Options" below.

(12) Represents contributions made by the Company to the Company's 401(k) retirement savings plan, all of which is vested.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    The Company has established a Supplemental Executive Retirement Plan (the "Plan"), which became effective September 1, 1996. The Plan is a nonqualified deferred compensation arrangement that covers a select group of management and highly compensated employees. The specific objective of the Plan is to provide a retirement benefit at age 65 (or age 55 under certain circumstances) of 70% of the final average salary. The final average salary is the participant's average annual salary (excluding bonuses and other non-regular forms of compensation) earned from the Company (before adjustments for contributions to Company-sponsored employee benefit plans) during the three highest salary years of the five-year period ending on the December 31 next preceding the earlier of termination of employment or the date on which the participant qualifies for retirement. Benefits do not vest until a participant has participated in the Plan for five years. The retirement benefit accrues ratably over ten years of participation at seven percent per year, with the actual retirement benefit being dependent on years of participation in the Plan at the actual time of retirement. At the time of adoption of the Plan, the Board of Directors credited Hans H. Buehler with 10 years of participation such that he currently is vested as to the maximum benefits under the Plan. The Board also has amended the Plan to provide that, starting in 1997, Richard W. Mora shall be credited with two years of participation for each actual year of participation for the accrual of benefits and all other purposes under the Plan. The following table sets forth approximate annual retirement benefits for retirement at age 65, expressed as a single life annuity, which would be payable under the Plan:

                      YEARS OF
                   PARTICIPATION
AVERAGE ANNUAL  --------------------
 COMPENSATION       5         10
--------------  ---------  ---------
  $  125,000       43,750     87,500
     150,000       52,500    105,000
     175,000       61,250    122,500
     200,000       70,000    140,000
     225,000       78,750    157,500
     250,000       87,500    175,000
     300,000      105,000    210,000
     400,000      140,000    280,000
     450,000      157,500    315,000
     500,000      175,000    350,000
     525,000      183,750    367,500

    As of December 31, 1997, all of the executive officers named in the Summary Compensation Table were participating in the Plan. The average salary of the named executive officers for purposes of the Plan does not differ substantially from that set forth in the annual compensation columns of the Summary Compensation Table, except for Hans Buehler, whose average annual salary currently is $500,000, which is the average of his annual compensation for the years 1993, 1996 and 1997. Credited years of participation in the Plan by the participants are as follows: Hans Buehler, 10 years of participation; Richard Mora, 3 years of participation; Robert Bruning, 2 years of participation; Jon Knartzer, 1 year of participation; and Ramon Ibarra, 2 years of participation. Amounts payable under the Plan are not reduced by Social Security benefits.

OPTION GRANTS DURING 1997

    There were no new grants of stock options to any of the executive officers of the Company during 1997. Certain options held by executive officers of the Company were, however, repriced in September 1997. See "Report of Compensation Committee on Executive Compensation--Repricing of Stock Options" below. The following table sets forth information concerning repriced options held by the executive officers named in the Summary Compensation Table which were repriced in September 1997:

                                                   INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE VALUE
                                --------------------------------------------------------  AT ASSUMED RATES OF STOCK
                                                % OF TOTAL                                 APPRECIATION FOR OPTION
                                              OPTIONS GRANTED                                      TERM(4)
                                  OPTIONS     TO EMPLOYEES IN    EXERCISE    EXPIRATION   --------------------------
NAME                            GRANTED(1)        1997(2)        PRICE(3)       DATE           5%           10%
------------------------------  -----------  -----------------  -----------  -----------  ------------  ------------
Hans Buehler..................     200,000           30.52       $  14.125     02/20/06   $  1,776,642  $  4,502,485

Richard Mora..................      50,000            7.63          14.125     08/07/06        444,161     1,125,621

Robert Bruning................      15,000            2.29          14.125     05/06/06        133,248       337,686

Jon Knartzer..................      10,690            1.63          14.125     11/10/06         94,962       240,658

Ramon Ibarra..................       8,400            1.28          14.125     12/08/03         74,619       189,104

------------------------

(1) The amount in the table represents shares of common stock covered by stock options which were granted to the named individual under the Company's employee stock option plan prior to 1997 and which were repriced inSeptember 1997. Options become exercisable as to one-third of the option shares two years after the date of grant and as to an additional one-third of the option shares each one-year interval thereafter, except that the options in the table held by Mr. Buehler became exercisable one year after their grant date. Certain transactions relating to a change in control of the Company may accelerate the vesting of options outstanding at the time.

(2) Each of these options was granted prior to 1997 and repriced in September 1997.

(3) The exercise price of each option was decreased on September 8, 1997 to the market price per share of common stock of the Company on that date.

(4) These columns represent hypothetical future values of the stock purchasable upon exercise of the options net of the option's exercise price, assuming that the market price of the Company's common stock appreciates at a five or ten percent compounded annual rate over the remaining term of the options. The five and ten percent rates of stockprice appreciation are presented as examples pursuant to the Proxy Rules and do not necessarily reflect management's assessment of the Company's future stock price performance. The potential realizable values presented are not intended to indicate the value of the options.

OPTION EXERCISES IN 1997 AND YEAR-END OPTION VALUES

    The following table sets forth information concerning stock options which were exercised during, or held at the end of, 1997 by the officers named in the Summary Compensation Table:

                                                                                    NUMBER OF
                                                                              UNEXERCISED OPTIONS AT       VALUE OF UNEXERCISED
                                                                               DECEMBER 31, 1997(1)      IN-THE-MONEY OPTIONS(2)
                                              SHARES ACQUIRED     VALUE     --------------------------  --------------------------
NAME                                            ON EXERCISE     REALIZED    EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
--------------------------------------------  ---------------  -----------  -----------  -------------  -----------  -------------
Hans H. Buehler.............................        -0-            -0-          87,497        235,003    $ 139,575    $    99,175
Richard W. Mora.............................        -0-            -0-          31,666        133,334      116,456        129,169
Robert C. Bruning...........................        -0-            -0-          -0-            25,000       -0-             2,500
Jon A. Knartzer.............................        -0-            -0-          -0-            15,690       -0-             1,250
Ramon F. Ibarra.............................        -0-            -0-          66,128         12,781      476,980         35,982

------------------------

(1) Shares of common stock.

(2) Value based on closing sale price of $13.875 per share on December 31, 1997.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors makes this report on executive compensation pursuant to Item 402 of Regulation S-K. Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, this report and the graph which follows this report shall not be incorporated by reference into any such filings, and such information shall be entitled to the benefits provided in Item 402(a)(9).

    The Compensation Committee reviews the performance of the executive officers of the Company, makes recommendations to the Board of Directors as to their compensation, and reviews the compensation programs for other key employees, including salary and cash bonus levels. The Compensation Committee also administers the Company's employee stock option plan (the "Employee Plan") and authorizes grants of options to officers and other key employees based on recommendations of Management.

COMPENSATION POLICIES AND PHILOSOPHY

    The Company's executive compensation policies are designed to attract, retain and reward executive officers who contribute to the Company's success, to provide economic incentives for executive officers to achieve the Company's business objectives by linking their compensation to the performance of the Company, to strengthen the relationship between executive pay and shareholder value and to reward individual performance. The Company uses a combination of base salary, cash bonuses, and stock options to achieve these objectives.

    The Compensation Committee considers a number of factors, including the level and types of compensation paid to persons in similar positions by comparable companies. In addition, the Compensation Committee evaluates corporate performance by looking at factors such as performance relative to competitors, performance relative to business conditions and the success of the Company in meeting its financial objectives. The Compensation Committee also reviews the performance of each executive officer, including a review of his or her ability to meet individual performance objectives, demonstration of job knowledge and skills and the ability to work with others toward the achievement of the Company's goals.

COMPONENTS OF COMPENSATION

    Executive officer salaries are established in relation to a range of salaries for comparable positions in companies of comparable size and complexity. The Company seeks to pay salaries to executive officers that are commensurate with the qualifications, duties and responsibilities and that are competitive in the marketplace. In making its annual salary recommendations, the Compensation Committee looks at the Company's financial position and performance, the contribution of the individual executive officers during the prior fiscal year in helping to meet the Company's financial and business objectives as well as the executive officers' performance of their individual responsibilities.

    Cash bonuses are used to provide executive officers with financial incentives to meet quarterly and annual performance targets of the Company. Performance targets and bonus recommendations for executives other than the chairman of the board and the chief executive officer are proposed by the chief executive officer, reviewed and, when appropriate, revised by the Compensation Committee and approved by the Board of Directors. Personal goals and bonus recommendations for the chairman of the board and the chief executive officer are recommended by the Compensation Committee and approved by the Board. Cash bonuses were paid to Hans H. Buehler, Richard W. Mora, Robert C. Bruning, Jon A. Knartzer, Ramon F. Ibarra and Kathleen H. Wainwright for 1997 based on the performance of the Company in 1997.

    The Compensation Committee believes that equity ownership by executive officers provides incentives to build shareholder value and align the interests of executive officers with the interests of shareholders. Upon hiring executive officers, the Compensation Committee typically recommends stock option grants to the officers under the Employee Plan, subject to applicable vesting periods. Thereafter, the Compensation Committee considers awarding additional grants under the Employee Plan. The Compensation Committee believes that these additional grants provide incentives for executive officers to remain with the Company. Options are granted at the current market price for the Company's common stock and, consequently, have value only if the price of the Company's common stock increases over the exercise price. In determining the size of the periodic grants the Compensation Committee considers prior option grants to the executive officer, the executive's performance during the current fiscal year and his or her expected contributions during the succeeding fiscal year.

COMPENSATION OF THE PRINCIPAL EXECUTIVE OFFICERS

    The Compensation Committee reviews the performance of the chairman of the board and the chief executive officer of the Company, as well as other executive officers of the Company, annually. For their services in 1997, Mr. Buehler received a bonus of $300,000 and Mr.Mora received a bonus of $275,000, based on the performance of the Company in fiscal year 1997. In February 1998, the Compensation Committee, which administers the Company's employee stock option plan, approved the grant to Mr. Mora of an option to purchase 200,000 shares of common stock of the Company at an exercise price of $17.189 per share, the market price per share of common stock of the Company on that date.

REPRICING OF STOCK OPTIONS

    On September 8, 1997, the exercise prices of certain outstanding options under the Company's employee stock option plan were reduced with the approval of the Compensation Committee. Specifically, the exercise price of each outstanding option with an exercise price higher than $14.125, including options held by executive officers of the Company, was reduced to that price. The reduced price was based on and equal to the market price per share of common stock of the Company on September 8, 1997. No other changes were made in the repriced options. No other options granted by the Company have ever been repriced.

    The following table sets forth information concerning repriced options held by executive officers of the Company, all of which were repriced on September 8, 1997:

                           TEN-YEAR OPTION REPRICING

                                                                                                   LENGTH OF
                                                    MARKET PRICE                                 ORIGINAL TERM
                                 NUMBER OF SHARES   OF STOCK AT      EXERCISE                     REMAINING AT
                                    UNDERLYING        TIME OF      PRICE AT TIME  NEW EXERCISE      DATE OF
NAME(1)                          REPRICED OPTIONS    REPRICING     OF REPRICING      PRICE         REPRICING
-------------------------------  ----------------  --------------  -------------  ------------  ----------------
Hans Buehler...................        200,000       $   14.125      $  15.375     $   14.125       8.4 years

Richard Mora...................         50,000           14.125         19.625         14.125             8.9

Robert Bruning.................         15,000           14.125          21.00         14.125             8.7

Jon Knartzer...................         10,690           14.125         16.375         14.125             9.2

Ramon Ibarra...................          8,400           14.125          16.00         14.125             6.3

Kathleen Wainwright............          4,700           14.125          16.00         14.125             6.3

------------------------

(1) Mr. Buehler is the Chairman of the Board; Mr. Mora is the President and Chief Executive Officer; Mr. Bruning is the Chief Financial Officer; Mr. Knartzer is the Vice President--Operations; Mr. Ibarra is the Vice President--Manufacturing; and Ms. Wainwright is the Vice President--Sales.

    The Compensation Committee approved this repricing of options out of concern that the affected options were not providing a meaningful incentive to the their holders since they had been granted when the prevailing market price of the Company's stock was significantly higher.

                     MEMBERS OF THE COMPENSATION COMMITTEE

      Edwin A. Levy  Vernon R. Loucks Jr.  Paul A. Novelly  Lee E. Mikles

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

    The graph below compares the cumulative total shareholder return on the Company's common stock with the cumulative total return on the Russell 2000 and a peer group index for the period commencing on December 10, 1993 (the date trading of the Company's common stock commenced on the New York Stock Exchange) and ending on December 31, 1997. The data set forth below assumes the value of an investment in the Company's common stock and each index was $100 on December 10, 1993.

                           COMPARISON OF TOTAL RETURN
    SINCE THE INITIAL PUBLIC OFFERING OF COASTCAST CORPORATION COMMON STOCK

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     TOTAL RETURN TO STOCKHOLDERS
(Assumes $100 Investment on 12/10/93)
Dollars                                 Coastcast Corporation    Peer Group*  Russell 2000
12/10/93                                               100.00         100.00        100.00
12/31/93                                               113.28          98.24        102.29
12/31/94                                                73.44          69.48         99.03
12/31/95                                                63.28          31.23         99.43
12/31/96                                                90.63          31.71        115.87
12/31/97                                                86.72          29.87        141.62

* Peer Group Index consists of Aldila Inc. and Royal Grip, Inc. through September 3, 1997, and Aldila Inc. and Royal Precision, Inc. (formerly named FM Precision, Inc. and successor to Royal Grip, Inc.) from September 3, 1997 through December 31, 1997.

                    AMENDMENT OF EMPLOYEE STOCK OPTION PLAN

    The Company has an employee stock option plan (the "Employee Plan"), which was adopted in 1983, amended and restated in 1993 and 1996, and previously approved by the shareholders, under which common stock of the Company may be issued pursuant to exercise of options granted to officers and other key employees of the Company or its subsidiaries. The Employee Plan is intended to provide additional compensation and incentives to eligible individuals whose present and potential contributions are important to the continued success of the Company, to afford such persons an opportunity to acquire a proprietary interest in the Company, and to enable the Company to continue to enlist and retain the best available talent for the successful conduct of its business.

    In April 1998, the Board of Directors amended the Employee Plan, subject to approval of the shareholders, to increase the number of shares covered by the plan by 500,000 shares because relatively few shares were available for grants of options under the plan. This amendment was adopted and is recommended for approval by the Company's shareholders because the Board believes that option grants under the Employee Plan play an important role in the Company's efforts to attract employees of outstanding ability and to reward employees for outstanding performance. In the event the amendment to the Employee Plan is not approved by the shareholders, the Board believes that the Company's inability to grant additional options under the Employee Plan may adversely impact the Company's future hiring, promotion and operating plans.

    A copy of the Employee Plan, as amended by the Board subject to shareholder approval, is set forth in full as Appendix A to this Proxy Statement. Following is a summary of the principal provisions of the Employee Plan, as so amended:

    1. The purpose of the Employee Plan will continue to be to further the growth and development of the Company and its subsidiaries by providing, through an equity interest in the Company, an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

    2. Two types of options may be granted under the Employee Plan: options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986; and non-qualified stock options not specifically authorized or qualified for favorable federal income tax consequences.

    3. Any employee of the Company or any of its subsidiaries is eligible to receive one or more options under the Employee Plan, provided that no employee may receive in any calendar year options to purchase more than an aggregate of 450,000 shares of common stock of the Company.

    4. The aggregate number of shares of common stock of the Company which may be issued after April 3, 1998, the date of amendment of the Employee Plan subject to shareholder approval, pursuant to exercise of options theretofore or thereafter granted under the Employee Plan shall not exceed 1,894,462 shares (subject to adjustment pursuant to the "anti-dilution" provisions of the Employee Plan). This represents an increase of 500,000 shares in the aggregate number of shares covered by the Employee Plan prior to amendment. This amendment would allow the Company to issue in the future a maximum of 1,894,462 shares upon exercise of options which are now outstanding or which may be granted in the future. Subject to the provisions of the Employee Plan, the Board or the Committee may determine, in its sole discretion, the number of shares of common stock of the Company with respect to which incentive stock options and non-qualified stock options may be granted.

    5. The Employee Plan is administered by the Board, or in the discretion of the Board, a Committee ("Committee") of not less than two individuals, all of whom must be members of the Board, with authority to determine employees to whom options will be granted, the timing and manner of grant of options, the exercise price, the number of shares covered by and all of the terms of options, the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of employment for purposes of the Employee Plan, and all other determinations necessary or advisable for administration of the plan. The Employee Plan is currently being administered by the Committee.

    6. The purchase price for the shares subject to any option granted under the Employee Plan shall not be less than 100% of the fair market value of the shares of common stock of the Company on the date the option is granted.

    7. The purchase price for any shares purchased pursuant to exercise of an option granted under the Employee Plan must be paid in full upon exercise of the option in cash; or, at the discretion of the Board or Committee, upon such terms and conditions as it may approve, by transferring to the Company for redemption shares of common stock at their fair market value; or the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance his or her purchase of shares pursuant to exercise of an option on such terms as may be approved by the Board or Committee subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended. (Transfer to the Company for redemption of shares of common stock at their fair market value as payment for the shares acquired upon exercise of the option may enable employees to use a technique known as "pyramiding," if the fair market value of the shares acquired upon exercise of the option exceeds the price at which the option may be exercised. Pyramiding of stock options, in brief, works as follows: An optionee may exercise a limited portion of his or her option for cash to acquire a few shares of stock. Because the value of the stock the optionee acquires exceeds the exercise price of the option, he or she may immediately exercise his or her option again by exchanging the shares acquired by the first exercise to acquire a greater number of shares. This process may be repeated until the optionee has fully exercised his or her option. The optionee does not keep the shares he or she exchanges upon each exercise of the option. Pyramiding may result in an optionee fully exercising his or her option at any one time by this series of stock exchanges with a nominal initial cash payment.) The Company has not previously permitted any optionee to transfer shares of common stock of the Company owned by the optionee to the Company as any part of the purchase price of shares purchased under an option granted under the Employee Plan.

    8. No option shall be exercisable during the lifetime of an optionee by any other person. The Board or the Committee has the power to set the time(s) within which each option shall be exercisable and to accelerate the time(s) of exercise. Unless otherwise provided by the Board or the Committee, each option shall become exercisable on a cumulative basis as to one-third of the total number of shares covered by the option at any time after two years from the date the option is granted and as to an additional one-third after the end of each consecutive year thereafter.

    9. No option shall be exercisable after the earliest of the following: the expiration of ten years after the date the option is granted; three months after the date the optionee's employment with the Company and its subsidiaries terminates if termination is for any reason other than permanent disability or death; or one year after the date the optionee's employment terminates if termination is a result of death or permanent disability, or death results within not more than three months of the date on which the optionee ceases to be an employee.

    10. The aggregate fair market value (determined as of the time the option is granted) of stock with respect to which incentive stock options are exercisable by any employee for the first time during any calendar year may not exceed $100,000.

    11. Within certain limitations, the Board or Committee has the power to modify, extend, or renew outstanding options granted under the Employee Plan, accept the surrender of outstanding options, and authorize the granting of new options in substitution therefor.

    12. The Employee Plan will expire on December 31, 2001.

FEDERAL INCOME TAX CONSEQUENCES

    Both non-qualified stock options and incentive stock options may be granted under the Employee Plan. Under current federal income tax law, the grant of a non-qualified option under the Employee Plan will have no federal income tax consequences to the Company or the optionee. Generally, upon exercise of a non-qualified stock option granted under the Employee Plan, the excess of the fair market value of the stock at the date of exercise over the option price (the "Spread") is taxable to the optionee as ordinary income. All such amounts taxable to an employee are deductible by the Company as compensation expense, if appropriate income is reported on behalf of the optionee. The deduction will be allowed for the taxable year of the Company in which the optionee includes an amount in income.

    Generally, the shares received on exercise of an option under the Employee Plan are not subject to restrictions an transfer or risks of forfeiture and, therefore, the optionee will recognize income on the date of exercise of a non-qualified stock option. However, if the optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Act"), the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, employees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Act during their term of service and for up to six months after termination of such service. SEC Rule 16b-3 provides an exemption from the restrictions of Section 16(b) for the grant of derivative securities, such as stock options, under qualifying plans, Because the Employee Plan satisfies the requirements for exemption under SEC Rule 16b-3, the grant of options will not be considered a purchase and the exercise of the options to acquire the underlying shares of Company common stock will not be considered a purchase or a sale. Thus, ordinary income will be recognized and the Spread will be measured on the date of exercise.

    There will be no federal income tax consequences to the Company or the employee as a result of the grant of an incentive stock option. The optionee also will not recognize income when the incentive stock option is exercised (subject to the alternative minimum tax rules discussed below). Generally, the Company receives no deduction at the time of exercise.

    In the event of a disposition of shares acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the employee has held the shares. If the employee does not dispose of the shares within two years after the incentive stock option was granted, or within one year after the incentive stock option was exercised and shares were purchased, then the employee must recognize only a long term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

    If the optionee fails to satisfy either of the foregoing holding periods, then he or she must recognize ordinary income in the year of disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is determined under the rules applicable to non-qualified options (see above). However, such ordinary income will in no event exceed the amount of the gain realized on the sale, provided that the disposition involves an arm's-length sale or exchange with an unrelated party. Any gain in excess of the amount taxed as ordinary income will be treated as capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

    The Spread under an incentive stock option is treated as an adjustment in computing alternative minimum taxable income ("AMTI") for the year of exercise. A subsequent disqualifying disposition of shares acquired upon exercise of an incentive stock option will eliminate the AMTI adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

OPTIONS GRANTED UNDER THE EMPLOYEE PLAN

    As of April 3, 1998, an aggregate of 555,538 shares had been issued pursuant to exercise of options previously granted under the Employee Plan, options were outstanding under the Employee Plan held by approximately 119 persons to purchase an aggregate of 1,353,931 shares of Company common stock at an average exercise price of $13.96 per share, and 40,531 shares were available for future grants of options under the Employee Plan (without giving effect to amendment of the Employee Plan, subject to shareholder approval, to increase the number of shares covered by the plan). Total options granted to date under the Employee Plan as of April 3, 1998 were as follows: Hans Buehler--372,500 shares; Richard Mora--415,000 shares; Robert Bruning--35,000 shares; Jon Knartzer--25,690 shares; Ramon Ibarra-- 45,567 shares; all current executive officers as a group (6 persons)--913,757 shares; all current employees as a group (excluding executive officers) (approximately 113 persons)--440,174 shares. Directors or nominees for directors who are not employees of the Company have not been granted any options under the Employee Plan. In addition, no associate of any current director, nominee for director or executive officer has been granted any options under the Employee Plan.

    The market value of the Company's common stock on April 3, 1998 was $20.44 per share.

REASONS FOR AMENDMENT OF THE EMPLOYEE PLAN

    This amendment was adopted and is recommended for approval by the Company's shareholders because relatively few shares were available for grants of options under the Employee Plan and the directors believe that option grants under the plan play an important role in the Company's efforts to attract employees of outstanding ability and to reward employees for outstanding performance.

    In the event the amendment to the Employee Plan is not approved by the shareholders, the directors believe that the Company's inability to grant additional options under the Employee Plan may adversely impact the Company's future hiring, promotion and operating plans.

VOTE REQUIRED FOR APPROVAL OF AMENDMENT OF THE EMPLOYEE PLAN

    Approval of the amendment of the Employee Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company represented and voting at the Meeting (which affirmative vote must equal or exceed a majority of the quorum required for the Meeting). If the amendment of the Employee Plan is not approved by the shareholders, the Employee Plan, as previously approved, will continue in effect. Abstentions as to the proposal to approve amendment of the Employee Plan will have no effect on the vote for such proposal except to the extent the number of abstentions causes the number of shares voted in favor of the proposal not to equal or exceed a majority of the quorum required for the Meeting (in which case the proposal would not be approved).

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF AMENDMENT OF THE EMPLOYEE PLAN.

              AMENDMENT OF NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

    The Company has a non-employee director stock option plan (the "Director Plan"), which was adopted and approved by the shareholders in 1993, amended and restated in 1995, and approved again by the shareholders in June 1996, under which common stock of the Company may be issued pursuant to exercise of options granted to non-employee directors of the Company. In April 1998, the Board of Directors further amended the Director Plan, subject to approval of the shareholders, to increase the number of shares covered by the plan and to provide for grants of additional options to eligible directors as discussed below.

    The Director Plan provides that an option to purchase 30,000 shares of common stock of the Company will be granted automatically to each Eligible Director (as defined in the Director Plan) who first becomes an Eligible Director after December 13, 1995 on the date on which such director first becomes an Eligible Director. Prior to the April 1998 amendment, the Director Plan provided that an option to purchase an additional 10,000 shares of common stock of the Company would be granted automatically to each such director on the third anniversary of the date on which such director first became an Eligible Director and on each subsequent anniversary of such date if such director is still an Eligible Director on such anniversary (each of which is hereinafter referred to as an "Annual Option"). Pursuant to the Director Plan, an option to purchase 10,000 shares of common stock of the Company was granted to each Eligible Director who became a director prior to December 13, 1995 on the date he first became a director and an option to purchase an additional 20,000 shares of common stock of the Company was granted each such director on December 13, 1995. Prior to the April 1998 amendment, the Director Plan provided that an option to purchase an additional 10,000 shares of common stock of the Company would be granted automatically to each such director on December 13, 1998, and on each subsequent December 13 if such director is still an Eligible Director on such December 13 (each of which is hereinafter also referred to as an "Annual Option").

    In April 1998, the Director Plan was amended, subject to approval of the shareholders, to increase the number of shares covered by the plan by 200,000 shares and to increase the number of shares covered by each Annual Option from 10,000 shares to 20,000 shares.

    The Director Plan is intended to increase the proprietary and vested interests of the non-employee directors of the Company and the growth and performance of the Company by granting to them options to purchase shares of common stock of the Company, to encourage them to continue their services to the Company, and to attract individuals with outstanding ability to serve on the Board of Directors of the Company. The April 1998 amendment was adopted and is recommended for approval by the Company's shareholders because the directors believe that option grants under the Director Plan play an important role in the Company's efforts to attract and retain the services of individuals of outstanding ability as directors of the Company.

    A copy of the Director Plan, as amended by the Board subject to shareholder approval in April 1998, is set forth in full as Appendix B to this Proxy Statement. Following is a summary of the principal provisions of the Director Plan, as so amended:

    1. The purpose of the Director Plan will continue to be to increase the proprietary and vested interest of the non-employee directors of the Company and the growth and performance of the Company by granting to them options to purchase shares of common stock of the Company, to encourage them to continue their services to the Company, and to attract individuals of outstanding ability to serve on the Board of Directors of the Company.

    2. Options granted under the Director Plan will be non-qualified stock options not specifically authorized or qualified for favorable federal income tax consequences.

    3. Each director of the Company shall be eligible to receive an option under the Director Plan at any time only if such director (i) is not then an employee of the Company or any of its subsidiaries, (ii) has not, within three years immediately preceding such time, received any stock option, stock bonus, stock appreciation right, or other similar stock award from the Company or any of its subsidiaries, other than options granted to such director under the Director Plan, and
       (iii) does not then beneficially own more than 10% of the outstanding stock of the Company (an "Eligible Director").

    4. The aggregate number of shares of common stock of the Company which may be issued pursuant to exercise of options granted under the Director Plan shall not exceed 400,000 shares (subject to adjustment pursuant to the "anti-dilution" provisions of the Director Plan). This represents an increase of 200,000 shares in the aggregate number of shares covered by the Director Plan prior to the April 1998 amendment.

    5. The Director Plan provides that an option to purchase 30,000 shares of common stock of the Company shall be granted automatically to each Eligible Director who first becomes an Eligible Director after December 13, 1995 on the date on which such director first becomes an Eligible Director. Thereafter, the Director Plan, as amended subject to shareholder approval, provides that an option to purchase an additional 20,000 shares of common stock of the Company shall be granted automatically to each such director on the third anniversary of the date on which such director first became an Eligible Director and on each subsequent anniversary of such date if such director is still an Eligible Director on such anniversary. This amendment, if approved by the shareholders, increases the option to purchase shares on the third anniversary date and on each subsequent anniversary from 10,000 shares to 20,000 shares. Pursuant to the Director Plan, an option to purchase 20,000 shares of common stock of the Company was granted automatically on December 13, 1995 to each Eligible Director who first became an Eligible Director prior to such date. Thereafter, the Director Plan, as amended subject to shareholder approval, provides that an option to purchase an additional 20,000 shares of common stock of the Company shall be granted automatically to each such director on December 13, 1998, and on each subsequent December 13 if such director is still an Eligible Director on such December 13. This amendment, if approved by the shareholders, increases the option to purchase shares to be granted on December 13, 1998 and on each subsequent December 13 from 10,000 shares to 20,000 shares.

    6. The purchase price for the shares subject to any option granted under the Director Plan shall be the fair market value of the shares of common stock of the Company on the date the option is granted.

    7. The Director Plan is administered by the Board, or in the discretion of the Board, a committee ("Committee") of not less than two individuals, all of whom must be members of the Board.

    8. The purchase price for any shares purchased pursuant to exercise of an option granted under the Director Plan must be paid in full upon exercise of the option in cash or, at the discretion of the Board or Committee, upon such terms and conditions as it may approve, by transferring to the Company for redemption shares of common stock at their fair market value. (Transfer to the Company for redemption of shares of common stock at their fair market value as payment for the shares required upon exercise of the option may enable directors to use the technique known as "pyramiding," if the fair market value of the shares acquired upon exercise of the option exceeds the price at which the option may be exercised. Pyramiding of stock options, in brief, works as follows: An optionee may exercise a limited portion of his or her option for cash to acquire a few shares of stock. Because the value of the stock the optionee acquires exceeds the exercise price of the option, he or she may immediately exercise his or her option again by exchanging the shares acquired by the first exercise to acquire a greater number of shares. This process may be repeated until the optionee has fully exercised his or her option. The optionee does not keep the shares he or she exchanges upon each exercise of the option. Pyramiding may result in an optionee fully exercising his or her option at any one time by this series of stock exchanges with a nominal initial cash payment.)

    9. No option granted under the Director Plan is exercisable after the expiration of the earlier of (i) 10 years following the date the option is granted, or (ii) one year following the date the optionee ceases to be a director of the Company for any reason.

    10. No option shall be exercisable during the lifetime of an optionee by any other person. Each option granted under the Director Plan becomes exercisable as to one-third of the shares subject to the option on each anniversary of the date the option is granted if the optionee is still a director of the Company on such anniversary. Certain transactions relating to a change in control of the Company may accelerate vesting of options outstanding at the time.

    11. The Director Plan expires on December 31, 2003.

FEDERAL INCOME TAX CONSEQUENCES

    The federal income tax consequences to the Company or the optionee as the result of the grant or exercise of an option under the Director Plan will be the same as the federal income tax consequences with respect to non-qualified stock options under the Employee Plan discussed above under "Amendment of Employee Stock Option Plan--Federal Income Tax Consequences."

OPTIONS GRANTED UNDER THE DIRECTOR PLAN

    As of April 3, 1998, options were outstanding under the Director Plan held by five non-employee directors of the Company to purchase an aggregate of 150,000 shares of Company common stock (30,000 shares each) at an average exercise price of $16.31 per share. Prior to the April 1998 amendment of the Director Plan, which is subject to approval of the shareholders, 50,000 shares were available for future grants of additional options under the plan. No shares have ever been issued pursuant to exercise of an option granted under the Director Plan.

    The following table sets forth information concerning options which have been granted or will be granted in the future to non-employee directors of the Company under the Director Plan:

                                                                              EXERCISE
DIRECTOR                                 DATE OF GRANT       NO. OF SHARES      PRICE         EXPIRATION DATE
-----------------------------------  ----------------------  -------------  -------------  ----------------------
Edwin Levy.........................        February 9, 1994       10,000      $   30.00          February 8, 2004

Edwin Levy(1)......................       December 13, 1995       20,000          10.00         December 12, 2005

Paul Novelly.......................       December 14, 1994       10,000          15.00         December 13, 2004

Paul Novelly(1)....................       December 13, 1995       20,000          10.00         December 12, 2005

George Graziadio...................        January 16, 1995       10,000          12.50          January 15, 2005

George Graziadio(1)................       December 13, 1995       20,000          10.00         December 12, 2005

Lee Mikles(2)......................           June 12, 1996       30,000          27.00             June 11, 2006

Vernon Loucks(3)...................      September 30, 1996       30,000          15.38        September 29, 2006

------------------------

(1) An option to purchase 20,000 shares (or 10,000 shares if the April 1998 amendment of the Director Plan is not approved by the shareholders) will be granted to each of these directors on December 13, 1998 and each December 13 thereafter if he is still an Eligible Director at the time.

(2) An option to purchase 20,000 shares (or 10,000 shares if the April 1998 amendment of the Director Plan is not approved by the shareholders) will be granted to this director on June 12, 1999 and each June 12 thereafter if he is still an Eligible Director at the time.

(3) An option to purchase 20,000 shares (or 10,000 shares if the April 1998 amendment of the Director Plan is not approved by the shareholders) will be granted to this director on September 30, 1999 and each September 30 thereafter if he is still an Eligible Director at the time.

REASONS FOR AMENDMENT OF THE DIRECTOR PLAN

    This amendment was adopted and is recommended for approval by the Company shareholders because the Board believes that option grants under the Director Plan play an important role in the Company's efforts to attract and retain individuals of outstanding ability to serve as directors of the Company.

VOTE REQUIRED FOR APPROVAL OF AMENDMENT OF THE DIRECTOR PLAN

    Approval of the amendment of the Director Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company represented and voting at the Meeting (which affirmative vote must equal or exceed a majority of the quorum required for the Meeting). If the amendment of the Director Plan is not approved by the shareholders, the Director Plan, as previously approved, will continue in effect. Abstentions as to the proposal to approve amendment of the Director Plan will have no effect on the vote for such proposal except to the extent the number of abstentions causes the number of shares voted in favor of the proposal not to equal or exceed a majority of the quorum required for the Meeting (in which case the proposal would not be approved).

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF AMENDMENT OF THE DIRECTOR PLAN.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The accounting firm of Deloitte & Touche LLP serves the Company as its independent auditors at the direction of the Board of Directors of the Company. One or more representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

    The Board of Directors recommends a vote FOR the ratification of the selection of Deloitte & Touche LLP as the independent auditors for the Company for fiscal year 1998. This matter is not required to be submitted for shareholder approval, but the Board of Directors has elected to seek ratification of its selection of the independent auditors by the affirmative vote of a majority of the shares represented and voting at the Meeting (which affirmative vote must equal or exceed a majority of the quorum required for the Meeting).

    Notwithstanding the ratification by shareholders of the appointment of Deloitte & Touche LLP, the Board of Directors may, if the circumstances dictate, appoint other independent accountants.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission and the New York Stock Exchange concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

    Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company notes that Mr. Mora filed a Form 5 reporting late his sales for the month of October 1997.

                             SHAREHOLDER PROPOSALS

    Shareholders who wish to present proposals for action at the 1999 Annual Meeting of Shareholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than January 7, 1999 for inclusion in next year's proxy statement and proxy card.

                         ANNUAL REPORT TO SHAREHOLDERS

    The Annual Report to Shareholders of the Company for the year ended December 31, 1997, including audited consolidated financial statements, has been mailed to the shareholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                                 OTHER MATTERS

    Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.

                           ANNUAL REPORT ON FORM 10-K

    A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Corporate Secretary, Coastcast Corporation, 3025 East Victoria Street, Rancho Dominguez, California 90221. If Exhibit copies are requested, a copying charge of $.20 per page will be made.

                                          By Order of the Board of Directors
                                          Robert C. Bruning
                                          SECRETARY

Rancho Dominguez, California
April 27, 1998

    SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                      APPENDIX A

                             COASTCAST CORPORATION
                           1996 AMENDED AND RESTATED
                           EMPLOYEE STOCK OPTION PLAN

                             COASTCAST CORPORATION
                               TABLE OF CONTENTS

                                                                                                                        PAGE
                                                                                                                      ---------
       1.  Purpose..................................................................................................          1

       2.  Incentive and Non-Qualified Stock Options................................................................          1

       3.  Definitions..............................................................................................          1
           3.1        Board.........................................................................................          1
           3.2        Code..........................................................................................          1
           3.3        Company.......................................................................................          1
           3.4        Common Stock..................................................................................          1
           3.5        Disabled or Disability........................................................................          1
           3.6        Fair Market Value.............................................................................          1
           3.7        Incentive Stock Option........................................................................          1
           3.8        Non-Qualified Stock Option....................................................................          1
           3.9        Optionee......................................................................................          1
           3.10       Plan..........................................................................................          1
           3.11       Plan Administrator............................................................................          2
           3.12       Stock Option or Option........................................................................          2

       4.  Administration...........................................................................................          2
           4.1        Administration by Board.......................................................................          2
           4.2        Administration by Compensation Committee......................................................          2

       5.  Eligibility..............................................................................................          2

       6.  Shares Subject to Options................................................................................          2

       7.  Terms and Conditions of Options..........................................................................          3
           7.1        Number of Shares Subject to Option............................................................          3
           7.2        Option Price..................................................................................          3
           7.3        Notice and Payment............................................................................          3
           7.4        Term of Option................................................................................          3
           7.5        Exercise of Option............................................................................          4
           7.6        No Transfer of Option.........................................................................          4
           7.7        Annual Limit on Options.......................................................................          4
           7.8        Limit on Incentive Stock Options..............................................................          4
           7.9        Restriction on Issuance of Shares.............................................................          4
           7.10       Investment Representation.....................................................................          4
           7.11       Rights as a Shareholder or Employee...........................................................          4
           7.12       No Fractional Shares..........................................................................          5
           7.13       Exercisability in the Event of Death..........................................................          5
           7.14       Recapitalization or Reorganization of Company.................................................          5
           7.15       Modification, Extension, and Renewal of Options...............................................          5
           7.16       Other Provisions..............................................................................          5

       8.  Termination or Amendment of the Plan.....................................................................          5

       9.  Indemnification..........................................................................................          5

      10.  Effective Date and Term of Plan..........................................................................          6

                             COASTCAST CORPORATION
                           1996 AMENDED AND RESTATED
                           EMPLOYEE STOCK OPTION PLAN

    1. PURPOSE. The purpose of this Coastcast Corporation 1996 Amended and Restated Employee Stock Option Plan ("Plan") is to further the growth and development of Coastcast Corporation ("Company") by providing, through ownership of stock of the Company, an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries. This Plan amendment and restatement is effective on the Effective Date (as provided in Section 10) and shall apply to options granted on or after the Effective Date. The terms of options granted under the Plan prior to the Effective Date shall be governed by the Plan terms in effect prior to the Effective Date.

    2. INCENTIVE AND NON-QUALIFIED STOCK OPTIONS. Two types of Stock Options (referred to herein as "Options" without distinction between such two types) may be granted under the Plan: Options intended to qualify as Incentive Stock Options under Section 422 of the Code and Non-Qualified Stock Options not specifically authorized or qualified for favorable income tax treatment by the Code.

    3.  DEFINITIONS.  The following definitions are applicable to the Plan:

        3.1  BOARD.  The Board of Directors of the Company.

        3.2 CODE. The Internal Revenue Code of 1986, as amended from time to time.

        3.3  COMPANY.  Coastcast Corporation, a California corporation.

        3.4 COMMON STOCK. The shares of the no par value Common Stock of the Company.

        3.5 DISABLED OR DISABILITY. For the purposes of Section 7.4, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

        3.6 FAIR MARKET VALUE. For purposes of the Plan, the "fair market value" per share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the last reported sale price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price per share on such day on such exchange, or (b) if the Common Stock is not then listed on an exchange, the last reported sale price per share on the last trading day immediately preceding such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such day, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on last trading day immediately preceding such date, or (c) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Plan Administrator. Notwithstanding the foregoing, the "fair market value" per share of common stock subject to any option that is granted under this plan on the Effective Date of this Plan shall be the initial public offering price per share of common stock of the Company in the public offering of common stock of the Company which commences on the Effective Date.

        3.7 INCENTIVE STOCK OPTION. Any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        3.8 NON-QUALIFIED STOCK OPTION. Any Stock Option that is not an Incentive Stock Option.

        3.9  OPTIONEE.  The recipient of a Stock Option.

        3.10 PLAN. The Coastcast Corporation 1996 Amended and Restated Employee Stock Option Plan, as amended from time to time.

        3.11 PLAN ADMINISTRATOR. The Board or the Compensation Committee designated pursuant to Section 4 to administer, construe and interpret the terms of the Plan.

        3.12 STOCK OPTION OR OPTION. Any option to purchase shares of Common Stock granted pursuant to Section 7.

    4.  ADMINISTRATION.

        4.1 ADMINISTRATION BY BOARD. Subject to Section 4.2, the Plan Administrator shall be the Board of Directors of the Company (the "Board") during such periods of time as all members of the Board are "disinterested persons" as defined in Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission (a "disinterested person"). Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible employees (as determined pursuant to Section 5) of the Company and its subsidiaries those employees to whom Stock Options will be granted, to determine the timing and manner of the grant of the Options, to determine the exercise price, the number of shares covered by and all of the terms of the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

        4.2 ADMINISTRATION BY COMPENSATION COMMITTEE. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator and, subject to the provisions of Section 4.1 of the Plan, at any time the Board includes any person who is not a disinterested person, the Board shall delegate all of its duties as Plan Administrator during such period of time to a committee (the "Compensation Committee") of not fewer than two (2) members of the Board, all of the members of which Compensation Committee shall be persons who, in the opinion of counsel to the Company, are disinterested persons, to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Compensation Committee, and add additional members to, or remove members from, the Compensation Committee. The Compensation Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Compensation Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Compensation Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

    5. ELIGIBILITY. Any employee (including any officer who is an employee) of the Company or any of its subsidiaries shall be eligible to receive an Option under the Plan; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price (determined in the manner provided in Section 7.2) is at least 110% of the fair market value of the shares subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted. An employee may receive more than one Option under the Plan.

    6. SHARES SUBJECT TO OPTIONS. The stock available for grant of Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued after April 18, 1996 pursuant to exercise of Options theretofore or thereafter granted under the Plan shall not exceed 2,128,554 shares of Common Stock (subject to adjustment as provided in Section 7.14). In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with respect to such shares.

    7. TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

        7.1 NUMBER OF SHARES SUBJECT TO OPTION. Each Option agreement shall specify the number of shares subject to the Option.

        7.2 OPTION PRICE. The purchase price for the shares subject to any Option shall not be less than 100% of the fair market value per share of the Common Stock of the Company on the date the Option is granted. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the Option price shall not be less than 110% of the fair market value per share of the Common Stock of the Company on the date the Option is granted.

        7.3 NOTICE AND PAYMENT. Any exercisable portion of a Stock Option may be exercised only by:

           (a) delivery of a written notice to the Company, prior to the time when such Stock Option becomes unexercisable under Section 7.4, stating the number of shares being purchased and complying with all applicable rules established by the Plan Administrator;

           (b) payment in full of the exercise price of such Option by, as applicable, (i) cash or check for an amount equal to the aggregate Stock Option exercise price for the number of shares being purchased, (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Options (a "cashless exercise"), or (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the purchase price for the number of shares being purchased by tendering shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Stock Option or portion is thereby exercised (a "stock-for-stock exercise");

           (c) payment of the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by (i) cash or check payable to the Company, (ii) cashless exercise, (iii) stock-for-stock exercise, or (iv) a combination of (1), (2) and (3); and

           (d) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or to his designee) a certificate for the number of shares of Common Stock for which the Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise. Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any Optionee to finance the Optionee's purchase of shares pursuant to exercise of any Stock

       Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

        7.4 TERM OF OPTION. No Option shall be exercisable after the expiration of the earliest of (a) ten years after the date the Option is granted, (b) three months after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is for any reason other than Disability or death, (c) one year after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is a result of death or Disability or if such termination is for any reason other than death or Disability and Optionee dies within three months after the date of such termination; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the term set forth in (a), above, shall not be more than five years after the date the Option is granted.

        7.5 EXERCISE OF OPTION. No Option shall be exercisable during the lifetime of an Optionee by any person other than the Optionee or at any time prior to six months from the date the Option is granted. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise. Unless otherwise provided by the Plan Administrator, each Option granted under the Plan shall become exercisable on a cumulative basis as to one-third (1/3) of the total number of shares covered thereby at any time after two years from the date the Option is granted and an additional one-third (1/3) of such total number of shares at any time after the end of each consecutive one-year period thereafter until the Option has become exercisable as to all of such total number of shares. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

        7.6 NO TRANSFER OF OPTION. No Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution.

        7.7 ANNUAL LIMIT ON OPTIONS. Options may not be granted in any calendar year to any one person in respect of more than an aggregate of 450,000 shares of Common Stock (subject to adjustment as provided in Section 7.14).

        7.8 LIMIT ON INCENTIVE STOCK OPTIONS. The aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and its subsidiaries) shall not exceed $100,000.

        7.9 RESTRICTION ON ISSUANCE OF SHARES. The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended.

        7.10 INVESTMENT REPRESENTATION. Any Optionee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise of the Option will be acquired for investment and without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

        7.11 RIGHTS AS A SHAREHOLDER OR EMPLOYEE. An Optionee or transferee of an Option shall have no right as a shareholder of the Company with respect to any shares covered by any Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 7.14. Nothing in the Plan or in any Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionee's employment at any time.

        7.12 NO FRACTIONAL SHARES. In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

        7.13 EXERCISABILITY IN THE EVENT OF DEATH. In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of Section 7.4 hereof.

        7.14 RECAPITALIZATION OR REORGANIZATION OF COMPANY. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Option rights granted under the Plan, and the exercise price of such Option rights, in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. In the event of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised Options theretofore granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Options under the Plan or to issue substitute Options in place thereof; provided, however, that, notwithstanding the foregoing, if such Options would be cancelled in accordance with the foregoing, the Optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise the Optionee's Option in whole or in part without regard to any installment exercise provisions in the Optionee's Option agreement. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive, provided that each Incentive Stock Option granted pursuant to the Plan shall not be adjusted in a manner that causes it to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

        7.15 MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend, or renew outstanding Options granted under the Plan, accept the surrender of outstanding Options (to the extent not theretofore exercised). The Plan Administrator shall not, however, modify any outstanding Incentive Stock Option in any manner which would cause the Option not to qualify as an Incentive Stock Option within the meaning of
    Section 422 of the Code. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option.

        7.16 OTHER PROVISIONS. Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

    8. TERMINATION OR AMENDMENT OF THE PLAN. The Board may at any time terminate or amend the Plan; provided that, without approval of the shareholders of the Company, there shall be, except by operation of the provisions of Section 7.14, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive Options granted under the Plan, no reduction in the exercise price of

Options granted under the Plan, and no extension of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

    9. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Plan Administrator, the members of the Plan Administrator administering the Plan shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

    10. EFFECTIVE DATE AND TERM OF PLAN. The Plan, as amended and restated on April 18, 1996 as provided herein, shall become effective on that date, subject to approval of such amendment and restatement by the shareholders of the Company. If such approval does not occur by September 30, 1996, this amended and restated Plan will not become effective and the Plan, as stated prior to such amendment and restatement, will continue in effect. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on December 31, 2001.

                                                                      APPENDIX B

                             COASTCAST CORPORATION
                           1995 AMENDED AND RESTATED
                             NON-EMPLOYEE DIRECTOR
                               STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                                                                          PAGE
                                                                                                                          -----
1.         Purpose...................................................................................................           1

2.         Non-Qualified Stock Options...............................................................................           1

3.         Administration............................................................................................           1
           3.1        Administration by Board........................................................................           1
           3.2        Administration by Committee....................................................................           1

4.         Eligibility...............................................................................................           1

5.         Shares Subject to Options.................................................................................           1

6.         Terms and Conditions of Options...........................................................................           2
           6.1        Grant of Options...............................................................................           2
           6.2        Option Price...................................................................................           2
           6.3        Notice and Payment.............................................................................           2
           6.4        Term of Option.................................................................................           3
           6.5        Exercise of Option.............................................................................           3
           6.6        No Transfer of Option..........................................................................           3
           6.7        Rights as a Shareholder or Director............................................................           3
           6.8        No Fractional Shares...........................................................................           3
           6.9        Exercisability in the Event of Death...........................................................           4
           6.10       Recapitalization or Reorganization of Company..................................................           4
           6.11       Modification, Extension, and Renewal of Options................................................           4
           6.12       Other Provisions...............................................................................           4

7.         Termination or Amendment of Plan..........................................................................           4

8.         Indemnification...........................................................................................           4

9.         Effective Date of Amendment and Term of Plan..............................................................           5

                             COASTCAST CORPORATION
                           1995 AMENDED AND RESTATED
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

    1. PURPOSE. The purpose of this Coastcast Corporation 1995 Amended and Restated Non-Employee Director Stock Option Plan ("Plan") is to increase the proprietary and vested interest of the non-employee directors of Coastcast Corporation ("Company") in the growth and performance of the Company by granting such directors options to purchase shares of common stock of the Company, to encourage them to continue their services to the Company, and to attract individuals of outstanding ability to serve on the Board of Directors of the Company.

    2. NON-QUALIFIED STOCK OPTIONS. The options granted under the Plan (each an "option") will be options not specifically authorized or qualified for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended, and any successor statutes ("Code") ("non-qualified stock options").

    3.  ADMINISTRATION.

        3.1 ADMINISTRATION BY BOARD. The Plan shall be administered by the Board of Directors of the Company ("Board"). Subject to the provisions of the Plan, the Board shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, and to make all of the determinations necessary or advisable for administration of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive options under the Plan, the number of shares of stock subject to any such options, or the purchase price thereof. The interpretation and construction by the Board of any provision of the Plan, or of any agreement executed pursuant to the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

        3.2 ADMINISTRATION BY COMMITTEE. The Board may, in its sole discretion, delegate any or all of its administrative duties to a committee (the "Committee") of not fewer than two (2) members of the Board, all of the members of which Committee shall be persons who, in the opinion of counsel to the Company, are "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. If administration is delegated to a Committee, the Committee shall have, in connection with administration of the Plan, the powers otherwise possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

    4. ELIGIBILITY. Each director of the Company shall be eligible to receive an option under the Plan at any time only if such director (i) is not then an employee of the Company or any of its subsidiaries, (ii) has not, within three
(3) years immediately preceding such time, received any stock option, stock bonus, stock appreciation right, or other similar stock award from the Company or any of its subsidiaries, other than options granted to such director under this Plan, and (iii) does not then beneficially own more than ten percent (10%) of the outstanding stock of the Company (an "Eligible Director"). Only Eligible Directors may receive options under the Plan. A director of the Company shall not be deemed to be an employee of the Company or any of its subsidiaries solely by reason of the existence of an agreement between such director and the Company or any subsidiary thereof pursuant to which the director provides services as a consultant to the Company or its subsidiaries on a regular or occasional basis for compensation.

    5. SHARES SUBJECT TO OPTIONS. The stock available for grant of options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, common stock. The aggregate number of shares which may be issued pursuant to exercise of options granted under the Plan shall not exceed 400,000 shares of common stock, as such common stock shall be constituted as of December 13, 1995. In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of common stock allocable to the unexercised portion of the option shall again be available for options under the Plan as if no option had been granted with respect to such shares.

    6. TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be evidenced by agreements in such form and containing such provisions which are consistent with the Plan as the Board or Committee shall from time to time approve. All grants of options to Eligible Directors shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions.

        6.1 GRANT OF OPTIONS. Options to purchase shares of common stock of the Company shall be granted automatically to each Eligible Director as follows:

           (a) An option to purchase 30,000 shares of common stock of the Company shall be granted automatically to each Eligible Director who first becomes an Eligible Director after December 13, 1995 on the date on which such director first becomes an Eligible Director. Thereafter, an option to purchase an additional 20,000 shares of common stock of the Company shall be granted automatically to each such director on the third anniversary of the date on which such director first became an Eligible Director and on each subsequent anniversary of such date if such director is still an Eligible Director on such anniversary.

           (b) An option to purchase 20,000 shares of common stock of the Company shall be granted automatically on December 13, 1995 to each Eligible Director who first became an Eligible Director prior to such date. Thereafter, an option to purchase an additional 20,000 shares of common stock of the Company shall be granted automatically to each such director on December 13, 1998 and on each subsequent December 13 if such director is still an Eligible Director on such December 13.

           (c) Anything set forth in the Plan to the contrary notwithstanding, no option or options shall be granted at any time to purchase an aggregate number of shares of common stock of the Company which exceeds the total number of shares of such common stock which are then available for issuance under the Plan minus the total number of shares of such common stock subject to options which have been granted previously and are then outstanding under the Plan; and options which are granted as of the same date to purchase less shares than otherwise provided in subparagraph (a) or (b) immediately preceding because of the foregoing limitation in this subparagraph (c) shall cover equal numbers of shares.

        6.2 OPTION PRICE. The purchase price per share of the shares subject to any option shall be 100% of the fair market value per share of common stock of the Company on the date the option is granted. For purposes of the Plan, the "fair market value" per share of common stock of the Company at any date shall be (a) if the common stock is listed on an established stock exchange or exchanges, the last reported sale price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price per share on such day on such exchange, (b) if the common stock is not then listed on an exchange, the last reported sale price per share on the last trading day immediately preceding such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such day, the average of the closing bid and asked prices per share for the common stock in the over-the-counter market as quoted on NASDAQ on such day, or (c) if the common stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Board or the Committee.

        6.3 NOTICE AND PAYMENT. Any exercisable portion of an option may be exercised only by:

           (a) delivery of a written notice to the Company, prior to the time when such option becomes unexercisable under Section 6.4, stating the number of shares being purchased and complying with all applicable rules established by the Board or the Committee;

           (b) payment in full of the exercise price of such option by, as applicable, (i) cash or check for an amount equal to the aggregate option exercise price for the number of shares being purchased, (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the common stock for which such option is exercised, and to remit to the Company the aggregate exercise price of such options (a "cashless exercise"), or (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the optionee may pay all or a portion of the purchase price for the number of shares being purchased by tendering shares of the Company's common stock owned by the optionee, duly endorsed for transfer to the Company, with a fair market value (as determined pursuant to Section 6.2) on the date of delivery equal to the aggregate purchase price of the shares with respect to which such option or portion is thereby exercised (a "stock-for-stock exercise");

           (c) payment of the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of an option. The Optionee may pay all or a portion of the tax withholding by (i) cash or check payable to the Company, (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, cashless exercise, (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, stock-for-stock exercise, or (iv) a combination of (1),
       (2) and (3); and

           (d) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or to his designee) a certificate for the number of shares of common stock for which the Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise.

    Any certificate(s) for shares of outstanding common stock of the Company used to pay the exercise price shall be accompanied by stock power(s) duly endorsed in blank by the registered holder of the certificate(s) (with the signature thereon guaranteed). In the event the certificate(s) tendered by the optionee in such payment cover more shares than are required for such payment, the certificate(s) shall also be accompanied by instructions from the optionee to the Company's transfer agent with respect to disposition of the balance of the shares covered thereby.

        6.4 TERM OF OPTION. No option granted under the Plan shall be exercisable after the expiration of the earlier of (i) ten years following the date the option is granted or (ii) one year following the date the optionee ceases to be a director of the Company for any reason.

        6.5 EXERCISE OF OPTION. No option shall be exercisable during the lifetime of an optionee by any person other than the optionee. An option shall become exercisable as to one-third of the shares subject to the option on each anniversary of the date the option is granted if the director to whom the option is granted is still a director of the Company on such anniversary.

        6.6 NO TRANSFER OF OPTION. No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution.

        6.7 RIGHTS AS A SHAREHOLDER OR DIRECTOR. An optionee or transferee of an option shall have no rights as a shareholder of the Company with respect to any shares covered by any option until the date of issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distribution or other rights for which the record date is prior to the date such share certificate is issued, except as provided in
    Section 6.10. Nothing in the Plan or in any option agreement shall confer upon any director any right to continue as a director of the Company or any of its subsidiaries, to be nominated to serve as a director, or to receive any particular rate of compensation.

        6.8 NO FRACTIONAL SHARES. In no event shall the Company be required to issue fractional shares upon the exercise of an option.

        6.9 EXERCISABILITY IN THE EVENT OF DEATH. In the event of the death of an optionee, any option (or unexercised portion thereof) held by the optionee, to the extent exercisable by him or her on the date of death, may be exercised by the optionee's personal representatives, heirs, or legatees subject to the provisions of Sections 6.4 and 6.5 hereof.

        6.10 RECAPITALIZATION OR REORGANIZATION OF COMPANY. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the option rights granted under the Plan, and the exercise price of such option rights, in the event of a stock dividend (but only on common stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company. In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to use substitute options in place thereof; provided, however, that, notwithstanding the foregoing, if such options would otherwise be cancelled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to fully exercise the optionee's option in whole or in part without regard to any installment exercise provisions otherwise provided by Section 6.5.

        6.11 MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Board or Committee may modify, extend, or renew outstanding options granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an option shall (i) without the consent of the optionee, alter or impair any rights of the optionee under the option, (ii) adversely affect the qualification of the Plan or any other stock-related plan of the Company under Rule 16b-3 under the Securities Exchange Act of 1934 or any successor provision, or (iii) except as provided in Section 6.10, change the exercise price, increase the number of shares to which the option relates, or extend the term of the option.

        6.12 OTHER PROVISIONS. Each option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board or Committee.

    7. TERMINATION OR AMENDMENT OF PLAN. The Board may at any time terminate or amend the Plan; provided that, without approval of the shareholders of the Company, there shall be, except by operation of the provisions of Section 6.10, no increase in the total number of shares covered by the Plan, no increase in the total number of shares subject to any option granted under the Plan, no change in the class of directors eligible to receive options granted under the Plan, no material increase in the benefits accruing to participants under the Plan, no reduction in the exercise price of options granted under the Plan, and no extension of the latest date upon which options may be exercised; and provided further that, without the consent of the optionee, no amendment may adversely affect any then outstanding option or any unexercised portion thereof held by the optionee.

    8. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board or the Committee administering the Plan shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

    9. EFFECTIVE DATE OF AMENDMENT AND TERM OF PLAN. The Plan, as amended and restated as of December 13, 1995 as provided herein, shall become effective on that date, subject to approval of such amendment and restatement by the shareholders of the Company. If such approval does not occur by September 30, 1996, this amended and restated Plan will not become effective. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on December 31, 2003.

                            COASTCAST CORPORATION
                          3025 EAST VICTORIA STREET
                     RANCHO DOMINGUEZ, CALIFORNIA 90221

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Hans H. Buehler and Richard W. Mora as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Coastcast Corporation held of record by the undersigned on April 27, 1998, at the Annual Meeting of Shareholders to be held on June 22, 1998, or any adjournment thereof.

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

                                                        Please mark your
                                                        votes as          /X/
                                                        indicated in
                                                        this example

                    FOR all nominees below             WITHHOLD AUTHORITY
                   (EXCEPT AS MARKED TO THE            TO VOTE FOR ALL NOMINEES
                   CONTRARY BELOW)                     LISTED BELOW
1. ELECTION OF
   DIRECTORS             /  /                               /  /

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE LINES NEXT TO THE NOMINEE'S NAME BELOW:

Hans H. Buehler ______ George L. Graziadio ______ Edwin A. Levy _____

Vernon R. Loucks Jr.  ______ Lee E. Mikles ______ Richard W. Mora ______

Paul A. Novelly ______

2. TO AMEND THE COMPANY'S 1996 AMENDED            FOR        AGAINST    ABSTAIN
   AND RESTATED EMPLOYEE STOCK OPTION             /  /        /  /       /  /
   PLAN.

3. TO AMEND THE COMPANY'S 1995 AMENDED AND        FOR        AGAINST    ABSTAIN
   RESTATED NON-EMPLOYEE DIRECTOR STOCK           /  /        /  /       /  /
   OPTION PLAN.

4. RATIFICATION OF SELECTION OF                   FOR        AGAINST    ABSTAIN
   INDEPENDENT AUDITORS                           /  /        /  /       /  /


5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)                                             Dated            1998
             -------------------------------------------       ----------
       PLEASE READ, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                            THE ENCLOSED ENVELOPE.
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